Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John Celebi, certify that:

1.
I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2022 of Sensei Biotherapeutics, Inc. (the “registrant”);
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2023	By:	/s/ John Celebi
John Celebi
President and Chief Executive Officer (Principal Executive Officer)